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                                                                   Exhibit 10(b)

[Letterhead of SUTHERLAND ASBILL & BRENNAN LLP]


                                  April 25, 2000

The American Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713

                Re:  Consent of Sutherland Asbill & Brennan LLP

Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 5 to the registration statement on Form N-4 for Separate Account VA-1 of The American Franklin Life Insurance Company (File No. 333-10489). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                                  Sincerely,

                                  Sutherland Asbill & Brennan LLP



                                  By: /s/ Stephen E. Roth
                                      ---------------------
                                      Stephen E. Roth, Esq.